Exhibit 10.7

Consent of Frontier Oil and Refining Company to the Second Amendment to the Revolving Credit Agreement (Uncommitted) dated as of Maech 8, 2007.
Consent of Frontier Oil and Refining Company to the Second Amendment to the Revolving Credit Agreement (Uncommitted) dated as of May 16, 2007.
Consent of Frontier Oil and Refining Company to the Second Amendment to the Revolving Credit Agreement (Uncommitted) dated as of January 20, 2009.

March 8, 2007

Frontier Oil and Refining Company
4610 S. Ulster Street, Suite 200
Denver, Colorado  80237
Attention: Mr. Joey W. Purdy
Telephone No.: 303.714.0125
Telecopier No.: 303.714.1030

Re:          Master Crude Oil Purchase and Sale Contract dated as of March 10, 2006, among Utexam Limited, a company incorporated under the laws of the Republic of Ireland. as seller, Frontier Oil and Refining Company, a Delaware corporation, as purchaser, and Frontier Oil Corporation, a Wyoming corporation, as guarantor (as the same has been amended from time to time, the "Purchase and Sale Contract").

To Whom it May Concern:

Pursuant to Section 4.02(b) of the Purchase and Sale Contract, this letter evidences the Purchaser's consent to amend the Credit Facility to extend the Credit Facility for one year, in the form of amendment attached hereto as Exhibit A.

This letter may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this letter by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof..

Very truly yours,

UTEXAM LIMITED

By: /s/ Thomas Woulfe
Name: Thomas Woulfe
Title: Director

By: /s/ Clive W. Christie
Name: Clive W. Christie
Title: Company Secretary

Accepted and agreed:

FRONTIER OIL AND REFINING COMPANY,
as Purchaser

By: /s/ Michael C. Jennings
Name: Michael C. Jennings
Title: EVP & CFO

FRONTIER OIL CORPORATION, as Guarantor

By: /s/ Doug S. Aron
Name: Doug S. Aron
Title: Vice President—Corporate Finance

Exhibit A

SECOND AMENDMENT

TO

REVOLVING CREDIT AGREEMENT (UNCOMMITTED)

DATED AS OF

MARCH __, 2007

AMONG

UTEXAM LIMITED,
AS BORROWER,

BNP PARIBAS,
AS ADMINISTRATIVE AGENT,

AND

THE LENDERS PARTY HERETO

SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT (UNCOMMITTED)

THIS SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT (UNCOMMITTED) (this “Second Amendment”) dated as of March __, 2007, is among UTEXAM LIMITED, a company incorporated under the laws of Ireland (the “Borrower”); BNP PARIBAS, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and the undersigned Lenders.

R E C I T A L S

A.           The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of March 10, 2006, as amended by the First Amendment to Credit Agreement, dated October 24, 2006 (as amended, the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to the Borrower.

B.           The Borrower has requested and the Lenders have agreed to extend the maturity of the facility.

C.           NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms.  Each capitalized term used herein, but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all references to Sections in this Second Amendment refer to Sections of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Section 1.02.  The definition of “Maturity Date” in Section 1.02 is hereby amended by replacing “March 10, 2007” with “March 10, 2008”.

Section 3. Conditions Precedent.  The effectiveness of this Second Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 3, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:

3.1 The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable, if any, in connection with this Second Amendment on or prior to the Effective Date.

3.2 The Administrative Agent shall have received from all of the Lenders and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Second Amendment signed on behalf of such Persons.

3.3 The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

3.4 No Default shall have occurred and be continuing, after giving effect to the terms of this Second Amendment.

Section 4. Amendment to Security Agreement.  The Administrative Agent and the Lenders hereby consent to an amendment of the Security Agreement in the form attached hereto as Exhibit A.

Section 5. Miscellaneous.

5.1 Confirmation.  The provisions of the Credit Agreement, as amended by this Second Amendment, shall remain in full force and effect following the effectiveness of this Second Amendment.

5.2 Ratification and Affirmation; Representations and Warranties.  The Borrower hereby (a) acknowledges the terms of this Second Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Second Amendment:  (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall continue to be true and correct as of such earlier date and (ii) no Default has occurred and is continuing.

5.3 Loan Document.  This Second Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

5.4 Counterparts.  This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of this Second Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

5.5 NO ORAL AGREEMENT.  THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.

5.6 GOVERNING LAW.  THIS SECOND AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first written above.

BORROWER:                                                                UTEXAM LIMITED

By:
Name:
Title:

By:
Name:
Title:

ADMINISTRATIVE AGENT:	BNP PARIBAS

By:
Name:
Title:

By:
Name:
Title:

LENDERS:                                                                BNP PARIBAS

By:
Name:
Title:

By:
Name:
Title:

LENDERS:	UNION BANK OF CALIFORNIA, N.A., as Syndication Agent and a Lender

By:
Name:
Title:

BAYERISCHE HYPO- UND VEREINSBANK AG, NEW YORK BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:

EXHIBIT A

FIRST AMENDMENT

TO

SECURITY AGREEMENT

DATED AS OF

MARCH __, 2007

AMONG

UTEXAM LIMITED,
AS BORROWER

AND

BNP PARIBAS,
AS ADMINISTRATIVE AGENT

FIRST AMENDMENT TO SECURITY AGREEMENT

THIS FIRST AMENDMENT TO SECURITY AGREEMENT (this “First Amendment”) dated as of March __, 2007, is among UTEXAM LIMITED, a company incorporated under the laws of Ireland (the “Borrower”) and BNP PARIBAS, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Revolving Credit Agreement (Uncommitted) referred to below (collectively, the “Lenders”); and the undersigned Lenders.

R E C I T A L S

A.           The Borrower, the Administrative Agent and the Lenders are parties to that certain Revolving Credit Agreement (Uncommitted) dated as of March 10, 2006, as amended by the First Amendment to Security Agreement, dated October 24, 2006 (as amended, the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to the Borrower.

B.           Pursuant to the Credit Agreement, the Borrower entered into that certain Security Agreement, dated as of March 10, 2006 by and between the Borrower and the Administrative Agent, to secure obligations under the Credit Agreement.

C.           The Borrower has requested and the Administrative Agent has agreed to amend the Security Agreement.

D.           NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms.  Each capitalized term used herein, but not otherwise defined herein has the meaning given such term in the Security Agreement. Unless otherwise indicated, all references to Sections in this First Amendment refer to Sections of the Security Agreement.

Section 2. Amendments to Security Agreement.

2.1 Section 2.01.  Section 2.01(e) and Section 2.01(g) are hereby amended and restated in its entirety as follows:

“(e)           all Payment Intangibles and General Intangibles under Designated Contracts which are owed to the Borrower by purchasers, sellers, transporters or handlers of the Designated Inventory or which constitute rights of the Borrower against such purchasers or sellers;”

“(g)           to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees and other supporting obligations owed by purchasers, sellers, transporters or handlers in respect of any of the foregoing.”

Section 3. Conditions Precedent.  The effectiveness of this First Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 3, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:

3.1 The Administrative Agent shall have received from all of the Borrower counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment signed on behalf of the Borrower.

Section 4. Miscellaneous.

4.1 Confirmation.  The provisions of the Security Agreement, as amended by this First Amendment, shall remain in full force and effect following the effectiveness of this First Amendment.

4.2 Loan Document.  This First Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

4.3 Counterparts.  This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of this First Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

4.4 NO ORAL AGREEMENT.  THIS FIRST AMENDMENT, THE SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.

4.5 GOVERNING LAW.  THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

BORROWER:                                                                UTEXAM LIMITED

By:
Name:
Title:

By:
Name:
Title:

ADMINISTRATIVE AGENT:	BNP PARIBAS

By:
Name:
Title:

By:
Name:
Title:

May 16, 2007

Frontier Oil and Refining Company
4610 S. Ulster Street, Suite 200
Denver, Colorado 80237
Attention: Mr. Joey W. Purdy
Telephone No.: 303.714.0125
Telecopier No.: 303.714.1030

Re:   Master Crude Oil Purchase and Sale Contract dated as of March 10, 2006, among Utexam Limited, a company incorporated under the laws of the Republic of Ireland, as seller, Frontier Oil and Refining Company, a Delaware corporation, as purchaser, and Frontier Oil Corporation, a Wyoming corporation, as guarantor (as the same has been amended from time to time, the "Purchase and Sale Contract").

To Whom it May Concern:

Pursuant to Section 4.02(b) of the Purchase and Sale Contract, this letter evidences the Purchaser's consent to amend the Credit Facility to increase the size of the facility to $200,000,000, in the form of amendment attached hereto as Exhibit A.

This letter may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this letter by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

Very truly yours

Very truly yours,

UTEXAM LIMITED

By: /s/ Thomas Woulfe
Name: Thomas Woulfe
Title: Director

By: /s/ Clive W. Christie
Name: Clive W. Christie
Title: Company Secretary

Accepted and greed:

FRONTIER OI AND REFINING COMPANY,
as Purchaser

By: /s/ Leo J. Hoonakker
Name: Leo J. Hoonakker
Title: Vice President and Treasurer

FRONTIER OIL CORPORATION, as Guarantor

By: /s/ Doug Aron
Name: Doug Aron
Title: Vice President – Corporate Finance

Exhibit A

THIRD AMENDMENT

TO

REVOLVING CREDIT AGREEMENT (UNCOMMITTED)

DATED AS OF

MAY 16, 2007

AMONG

UTEXAM LIMITED,
AS BORROWER,

BNP PARIBAS,
AS ADMINISTRATIVE AGENT,

AND

THE LENDERS PARTY HERETO

THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT (UNCOMMITTED)

THIS THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT (UNCOMMITTED) (this “Third Amendment”) dated as of May 16, 2007, is among UTEXAM LIMITED, a company incorporated under the laws of Ireland (the “Borrower”); BNP PARIBAS, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and the undersigned Lenders.

R E C I T A L S

A.           The Borrower, the Administrative Agent and the Lenders are parties to that certain Revolving Credit Agreement (Uncommitted) dated as of March 10, 2006, as amended by the First Amendment to Revolving Credit Agreement (Uncommitted), dated October 24, 2006 and the Second Amendment to Revolving Credit Agreement (Uncommitted), dated as of March 8, 2007 (as amended, the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to the Borrower.

B.           The Borrowers and the Lenders have agreed to increase the Commitments of the Credit Agreement.

C.           NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms.  Each capitalized term used herein, but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all references to Sections in this Third Amendment refer to Sections of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Annex I.  Annex I is hereby amended and restated in its entirety as follows:

ANNEX I

LIST OF COMMITMENTS

Aggregate Commitments

Name of Lender	Percentage Share	Commitment
BNP Paribas	45.0%	$90,000,000.00
Union Bank of California, N.A.	20.0%	$40,000,000.00
Bayerishe Hypo-Und Vereinsbank AG, New York Branch	17.5%	$35,000,000.00
Allied Irish Banks, p.l.c.	17.5%	$35,000,000.00
TOTAL	100.00%	$200,000,000.00

Section 3. Conditions Precedent.  The effectiveness of this Third Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 3, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:

3.1 The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable, if any, in connection with this Third Amendment on or prior to the Effective Date.

3.2 The Administrative Agent shall have received from all of the Lenders and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Third Amendment signed on behalf of such Persons.

3.3 The Administrative Agent shall have received a certificate of the Secretary of the Borrower setting forth resolutions of its board of managers, board of directors or other appropriate governing body with respect to the authorization of the Borrower to execute and deliver the Third Amendment and to enter into the transactions contemplated thereby.  The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the Borrower to the contrary;

3.4 The Administrative Agent shall have received duly executed Note payable to the order of Allied Irish Banks, p.l.c., in a principal amount equal to its Commitment set forth in Section 2.1, dated as of the date hereof.

3.5 The Administrative Agent shall have received evidence that the Borrower has obtained a consent from the Purchaser to amend the Agreement pursuant to Section 4.02(b) of the PSC.

3.6 The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

3.7 No Default shall have occurred and be continuing, after giving effect to the terms of this Third Amendment.

Section 4. Miscellaneous.

4.1 Confirmation.  The provisions of the Credit Agreement, as amended by this Third Amendment, shall remain in full force and effect following the effectiveness of this Third Amendment.

4.2 Ratification and Affirmation; Representations and Warranties.  The Borrower hereby (a) acknowledges the terms of this Third Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Third Amendment:  (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall continue to be true and correct as of such earlier date and (ii) no Default has occurred and is continuing.

4.3 Loan Document and Assignment.  This Third Amendment is a “Loan Document” and an “Assignment” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents and Assignments shall apply hereto.

4.4 Counterparts.  This Third Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of this Third Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

4.5 NO ORAL AGREEMENT.  THIS THIRD AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.

4.6 GOVERNING LAW.  THIS THIRD AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the date first written above.

BORROWER:                                                                UTEXAM LIMITED

By:
Name:
Title:

By:
Name:
Title:

ADMINISTRATIVE AGENT:	BNP PARIBAS

By:
Name:
Title:

By:
Name:
Title:

LENDERS:                                                                BNP PARIBAS

By:
Name:
Title:

By:
Name:
Title:

LENDERS:	UNION BANK OF CALIFORNIA, N.A., as Syndication Agent and a Lender

By:
Name:
Title:

BAYERISCHE HYPO- UND VEREINSBANK AG, NEW YORK BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:

ALLIED IRISH BANKS, p.l.c.

By:
Name:
Title:

By:
Name:
Title:

January 7, 2009

Frontier Oil and Refining Company
4610 S. Ulster Street, Suite 200
Denver, Colorado 80237
Attention: Mr. Joey W. Purdy
Telephone No.: 303.714.0125
Telecopier No.: 303.714.1030

Re:    Master Crude Oil Purchase and Sale Contract dated as of March 10, 2006, among Utexam Limited, a company incorporated under the laws of the Republic of Ireland, as seller, Frontier Oil and Refining Company, a Delaware corporation, as purchaser, and Frontier Oil Corporation, a Wyoming corporation, as guarantor (as the same has been amended from time to time, the "Purchase and Sale Contract").

To Whom it May Concern:

Pursuant to Section 4.02(b) of the Purchase and Sale Contract, this letter evidences the Purchaser's consent to amend the Credit Facility by replacing "1.50%" with "2.00%" in the definition of "Applicable Margin" in Section 1.02 of the Credit Agreement, substantially in the form of amendment attached hereto as Exhibit A.

This letter may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this letter by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

Very truly yours,
Very truly yours,

UTEXAM LIMITED

By: /s/ Clive W. Christie
Name: Clive W. Christie
Title: Director

By: /s/ Paul Owens
Name: Paul Owens
Title: Director

Accepted and agreed:

FRONTIER OIL AND REFINING COMPANY,
as Purchaser

By: /s/ Doug S. Aron
Name: Doug S. Aron
Title: EVP & CFO

FRONTIER OIL CORPORATION, as Guarantor
By: /s/ Doug S. Aron
Name: Doug S. Aron
Title: EVP & CFO

Exhibit A

SIXTH AMENDMENT

TO

REVOLVING CREDIT AGREEMENT (UNCOMMITTED)

DATED AS OF

JANUARY 20, 2009

AMONG

UTEXAM LIMITED,
AS BORROWER,

BNP PARIBAS,
AS ADMINISTRATIVE AGENT,

AND

THE LENDERS PARTY HERETO

SIXTH AMENDMENT TO REVOLVING CREDIT AGREEMENT (UNCOMMITTED)

THIS SIXTH AMENDMENT TO REVOLVING CREDIT AGREEMENT (UNCOMMITTED) (this “Sixth Amendment”) dated as of January 20, 2009, is among UTEXAM LIMITED, a company incorporated under the laws of Ireland (the “Borrower”); BNP PARIBAS, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and the undersigned Lenders.

R E C I T A L S

A.           The Borrower, the Administrative Agent and the Lenders are parties to that certain Revolving Credit Agreement (Uncommitted) dated as of March 10, 2006, as amended by the First Amendment to Revolving Credit Agreement (Uncommitted), dated October 24, 2006, the Second Amendment to Revolving Credit Agreement (Uncommitted), dated as of March 8, 2007, the Third Amendment to Revolving Credit Agreement (Uncommitted), dated as of May 16, 2007, the Fourth Amendment to Revolving Credit Agreement (Uncommitted), dated as of February 20, 2008 and the Fifth Amendment to Revolving Credit Agreement (Uncommitted), dated as of March 12, 2008 (as amended, the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to the Borrower.

B.           The Borrowers and the Lenders have agreed to amend certain provisions of the Credit Agreement.

C.           NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms.  Each capitalized term used herein, but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all references to Sections in this Sixth Amendment refer to Sections of the Credit Agreement.

Section 2. Amendment to Credit Agreement.

2.1 Section 1.02.  The definition of “Applicable Margin” in Section 1.02 is hereby amended by replacing “1.50%” with “2.00%.”

Section 3. Conditions Precedent.  The effectiveness of this Sixth Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 3, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:

3.1 The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable, if any, in connection with this Sixth Amendment on or prior to the Effective Date.

3.2 The Administrative Agent shall have received from all of the Lenders and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Sixth Amendment signed on behalf of such Persons.

3.3 The Administrative Agent shall have received evidence that the Borrower has obtained a consent from the Purchaser to amend the Agreement pursuant to Section 4.02(b) of the PSC.

3.4 The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

3.5 No Default shall have occurred and be continuing, after giving effect to the terms of this Sixth Amendment.

Section 4. Miscellaneous.

4.1 Confirmation.  The provisions of the Credit Agreement, as amended by this Sixth Amendment, shall remain in full force and effect following the effectiveness of this Sixth Amendment.

4.2 Ratification and Affirmation; Representations and Warranties.  The Borrower hereby (a) acknowledges the terms of this Sixth Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Sixth Amendment:  (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall continue to be true and correct as of such earlier date and (ii) no Default has occurred and is continuing.

4.3 Loan Document and Assignment.  This Sixth Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents and Assignments shall apply hereto.

4.4 Counterparts.  This Sixth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of this Sixth Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

4.5 NO ORAL AGREEMENT.  THIS SIXTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.

4.6 GOVERNING LAW.  THIS SIXTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed as of the date first written above.

BORROWER:                                                                UTEXAM LIMITED

By:
Name:
Title:

By:
Name:
Title:

ADMINISTRATIVE AGENT:	BNP PARIBAS

By:
Name:
Title:

By:
Name:
Title:

LENDERS:                                                                BNP PARIBAS

By:
Name:
Title:

By:
Name:
Title:

LENDERS:	UNION BANK OF CALIFORNIA, N.A., as Syndication Agent and a Lender

By:
Name:
Title:

BAYERISCHE HYPO- UND VEREINSBANK AG, NEW YORK BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:

ALLIED IRISH BANKS, p.l.c., as a Lender

By:
Name:
Title:

By:
Name:
Title: